UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): April 5, 2006 (March 30, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                  01-13031                   62-1674303
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

          111 Westwood Place, Suite 200
              Brentwood, Tennessee                                 37027
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 30, 2006, the Compensation Committee of the Board of Directors of the Company, as part of its periodic review of benefits programs, amended and restated its Executive Change in Control Severance Benefits Plan (the "Plan") for certain of its officers. The Plan was initially adopted in 2001. Under the terms of the Plan, those members of the Company's senior management holding the titles of Chairman of the Board, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Executive Vice President, Senior Vice President or Vice President will be entitled to severance benefits if they are terminated within 18 months following a Change in Control (as defined in the Plan) of the Company, but only if such termination is (a) by the Company without Good Cause, or (b) by the officer for Good Reason (as such capitalized terms are defined in the Plan). The Plan may be amended or terminated by the Compensation Committee at any time prior to a Change in Control.

For those eligible executive officers, the severance benefits payable upon termination following a Change in Control shall be calculated as follows:

o if, immediately prior to the Change in Control, the eligible officer held the title of Chairman of the Board, Chief Executive Officer or President, he or she shall be entitled to an amount equal to the product of three times the sum of (x) such officer's annual base salary (as in effect for the calendar year during which the Change in Control occurs) and (y) seventy-five percent (75%) of the maximum bonus which the Committee determined such officer could have earned (regardless of the amount actually earned) for the year in which the Change in Control occurred (such amount, a "Bonus Amount");

o if, immediately prior to the Change in Control, the eligible officer held the title of Chief Operating Officer or Chief Financial Officer, he or she shall be entitled to an amount equal to the product of two times the sum of (x) such officer's annual base salary (as in effect for the calendar year during which the Change in Control occurs) and (y) the officer's Bonus Amount;

o if, immediately prior to the Change in Control, the eligible officer held the title of Executive Vice President, he or she shall be entitled to an amount equal to the product of one and a half times the sum of (x) such officer's annual base salary (as in effect for the calendar year during which the Change in Control occurs) and (y) the officer's Bonus Amount;

o if, immediately prior to the Change in Control, the eligible officer held the title of Senior Vice President, he or she shall be entitled to an amount equal to the sum of (x) the eligible officer's annual base salary (as in effect for the calendar year during which the Change in Control occurs) and (y) the officer's Bonus Amount; or

o if, immediately prior to the Change in Control, the eligible officer held the title of Vice President, an amount equal to one-half the sum of (x) the eligible officer's annual base salary (as in effect for the calendar year during which the Change in Control occurs) and (y) the officer's Bonus Amount.

Subject to compliance with Section 409A of the Internal Revenue Code, as amended ("Code"), the severance benefits described above are payable on a bi-monthly basis over a period of years equal to the multiplier set forth above for such officer.

In addition to the severance payments described above, each eligible officer shall also be entitled to receive the following payments, if applicable: (i) the amount of all legal fees and expenses incurred by the eligible officer in successfully seeking to enforce any right or benefit provided by the Plan; (ii) an amount sufficient to reimburse the officer for the premium paid by such officer for continued coverage for the officer (and covered dependents) under the Company's healthcare plan pursuant to COBRA (subject to certain limitations and conditions, all as set forth in the Plan); and (iii) expenses to cover certain outplacement services. In addition, in the event that the aggregate payments or benefits to be made to the eligible officer under the Plan, together with any other payments or benefits received or to be received by the eligible officer in connection with a Change in Control (collectively, "Total Change in Control Payments") would exceed 110% of the maximum amount permitted under
Section  280G of the Code to be received  without  incurring an excise tax under
Section 4999 of the Code ("Section 280G Maximum"), then the amounts payable under the Plan shall be increased by an amount necessary to reimburse the eligible officer on an after-tax basis (as described in the Plan) for any excise tax payable by the officer under Section 4999 of the Code. If Total Change in Control Payments do not exceed 110% of the 280G Maximum, then, at the election of the eligible officer, (i) such payments or benefits shall be payable or provided to the eligible officer over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is $1.00 less than the 280G Maximum or (ii) the payments or benefits to be provided under the Plan shall be reduced to the extent necessary to avoid incurrence of the excise tax under Section 4999 of the Code, with the allocation of the reduction among such payments and benefits to be determined by the eligible officer.


Item 9.01. Financial Statements and Exhibits.

             (c)        Exhibits

             10.1 Amended and Restated Executive Change in Control Severance Benefits Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN RETIREMENT CORPORATION


                                      By:   /s/ Bryan D. Richardson
                                            ------------------------------------
                                            Bryan D. Richardson
                                            Executive Vice President - Finance
                                            and Chief Financial Officer

Date: April 5, 2006

                                  EXHIBIT INDEX
        Exhibit
        Number          Description
        -------         -----------

        10.1 Amended and Restated Executive Change in Control Severance Benefits Plan